Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

STATEMENT OF WORK NO. 1 PURSUANT

TO MASTER EQUIPMENT AND SERVICES AGREEMENT

This Statement of Work No. 1 (“SOW No. 1”) dated effective September 18, 2024, entered into by Perspective Therapeutics Inc. (“Customer”) and Comecer S.p.A. (“Seller”) pursuant to the Master Equipment and Services Agreement dated effective September 18, 2024 (“MESA”).

As contemplated in the MESA, Customer desires Seller to provide the Deliverables described in this SOW No. 1, subject to the terms and conditions of the MESA. All capitalized terms that are undefined in this SOW No. 1 shall have the same definition as set forth in the MESA.

Description of Services/Deliverables:

The Deliverables under this SOW No. 1 shall include the following: (A) the “Product” comprised of [***] and (3) related accessories (excluding Spare Parts); (B) Spare Parts; (C) components (including any replaced or repaired parts); (D) Documentation and/or (E) other items expressly identified in this SOW No. 1. The Services under this SOW No. 1 shall include but are not limited to the following services: (A) engineering services, (B) factory acceptance tests (“FAT”), (C) site acceptance test (“SAT”), and (D) installation qualification and operational qualification (“IQOQ”).

The Services and Deliverables described in (1) through (3) above are further described and detailed in the Seller proposal # [***] dated [***] for the [***] (attached hereto as “Annex A”) and Seller proposal # [***] dated [***] for the [***] (attached hereto as “Annex B”). The timeline for the completion of the Services and Deliverables under this SOW No. 1 is as set forth in Gantt Chart [***] (the “Production Timeline”) which is attached hereto as “Annex C”.

For avoidance of any doubt, the Deliverables related to the engineering services are:

[***]

Seller Proposals:

[***] – Seller Proposal # [***] dated [***] (see Annex A)

[***] – Seller Proposal # [***] dated [***] (see Annex B)

The Seller Proposals are an integral part of this SOW No. 1. In the event of a conflict between the terms of the MESA, Seller Proposal (excluding the general terms and conditions of sale) and this SOW No. 1, the order of priority shall be as follows: MESA, Seller Proposal and this SOW No. 1. In the event of a conflict between the terms of the MESA, the general terms and conditions of sale in a Seller Proposal and this SOW No. 1, the order of priority shall be as follows: MESA, SOW No. 1 and general terms and conditions of sale in the Seller Proposal.

Specifications:

Comecer S.p.A.

Società soggetta a direzione e coordinamento della società ATS Corporation.

Via Maestri del lavoro, 90 | 48014 Castel Bolognese (RA) Italy | t: +39 0546 656375 | f: +39 0546 656353
comecer@comecer.com | www.comecer.com

C.F./P.I./VAT Nr.02404790392 | CAP.SOC.EURO 1.000.000 i.v.
R.E.A.C.C.I.A.A.RA198808 | REG IMPR.RA:02404790392

[***]: [***] (see “Annex D”)

[***]: [***] (see “Annex E”)

Purchase Price:

Seller Proposal	“Purchase Price”
[***]	[***]
[***]	[***]
TOTAL	[***]

Customer and Seller previously entered into a [***] for the purpose of purchasing a long-lead time item ([***]) that will be used in the production of [***]. The total price for [***] that will be used in the [***] for the Installation Site is [***] (the “[***] Price”) and Customer made a down payment of [***]. The balance of the [***] Price will be due to Seller on the [***] for the [***] (see below). The [***] Purchase Price quoted above does not include the cost of the [***] being purchased under the [***].

The Purchase Price for the Deliverables and Services for the Installation Site subject to this SOW No. 1 includes design and engineering services for the [***] and the [***] (the “Engineering Services”). [***]

Installation Site: [***]

Invoicing and Payment Milestones and Percentages:

The invoicing and payment requirements are as set forth in the table below and are based upon the Total Purchase Price. The “Anticipated Date” is based upon the noted line item set forth in the Production Timeline (Annex C). All payments are net [***] days from date of receipt of invoice from Seller.

Payment Owed Upon Achievement of	Anticipated Date per Annex C	Amount to be Paid by Customer
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

2 - 10

Shipment Lead Time: As stated in the Production Timeline (Annex C)

Documentation (if other than as stated in Proposal): N/A

Shipping Term: [***]

Additional Details: N/A

3 - 10

IN WITNESS WHEREOF, the parties have caused this SOW No. 1 to be executed by their duly authorized representatives.

Perspective Therapeutics Inc.

By: [***]

Name: [***]

Title: [***]

Date:

Comecer S.p.A.

By: [***]

Name: [***]

Title: [***]

Date:

4 - 10

Annex A – Seller Proposal # [***] dated [***]

Annex B – Seller Proposal # [***] dated [***]

Annex C – Production Timeline, Gantt Chart [***]

Annex D – Specifications for [***]

Annex E – Specifications for [***]

5 - 10

Annex A

Seller Proposal # [***] dated [***]

[***]

Annex B

Seller Proposal # [***] dated [***]

[***]

Annex C

Production Timeline, Gantt Chart [***]

[***]

Annex D

Specifications for [***]

[***]

Annex E

Specifications for [***]

[***]